Exhibit 99.1

Berkshire Grey Confirms Receipt of Indication of Interest from SoftBank

BEDFORD, Mass., February 10, 2023 — Berkshire Grey Inc. (Nasdaq: BGRY), (“Berkshire Grey” or the “Company”), a leader in AI-enabled robotic solutions that automate supply chain processes, today confirmed that it has received a non-binding indication of interest from SoftBank Group Corp. (“SoftBank”) to acquire all of the outstanding capital stock of the Company for $1.30 per share in cash. The terms of any potential agreement between Berkshire Grey and SoftBank would be contingent on certain conditions, including completion of due diligence review and negotiation of definitive transaction documents.

Berkshire Grey also notes that it is currently evaluating various alternative options, including potential financing transactions. Berkshire Grey’s Board of Directors will carefully evaluate SoftBank’s indication of interest within the context of the ongoing review of various alternatives and in consultation with its financial and legal advisors.

No assurance can be given that a definitive transaction with respect to SoftBank’s indication of interest or any other potential transaction will eventually be consummated. Berkshire Grey does not intend to make further announcements about any of the various alternatives that are being evaluated unless and until the Board of Directors has approved a specific transaction or otherwise determines that further disclosure is appropriate or necessary.

About Berkshire Grey

Berkshire Grey, Inc., (Nasdaq: BGRY) helps customers radically change the essential way they do business by delivering game-changing technology that combines AI and robotics to automate fulfillment, supply chain, and logistics operations. Berkshire Grey solutions are a fundamental engine of change that transform pick, pack, move, store, organize, and sort operations to deliver competitive advantage for enterprises serving today’s connected consumers. Berkshire Grey customers include Global 100 retailers and logistics service providers. More information is available at www.berkshiregrey.com.

Berkshire Grey and the Berkshire Grey logo are registered trademarks of Berkshire Grey. Other trademarks referenced are the property of their respective owners.

To learn more about Berkshire Grey, please visit BerkshireGrey.com and follow Berkshire Grey on Facebook, LinkedIn, Twitter and YouTube.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements, such as statements relating to the views of Berkshire Grey’s management with respect to future events and financial performance, including statements relating to the non-binding indication of interest from SoftBank, any potential acquisition of Berkshire Grey’s capital stock by SoftBank, and any other potential alternative transaction, including potential financing transactions. All statements other than statements of historical facts contained in this communication are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. Berkshire Grey has based these forward-looking statements on current information and management’s current expectations and beliefs. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, uncertainty as to the pricing, timing or terms of any transaction with SoftBank or any other alternative transactions and other factors which can be found in Berkshire Grey’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. Berkshire Grey does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts:

Investors: Ian Rhoades

Sharon Merrill Associates, Inc.
BGRY@investorrelations.com

Media
Method Communications for Berkshire Grey
berkshiregrey@methodcommunications.com